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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 18,2001
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                Date of Report (Date of earliest event reported)

                           INTERNATIONAL PAPER COMPANY
             (Exact name of Registrant as Specified in Its charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

         1-3157                                    13-0872805
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Commission File Number                   (IRS Employer Identification No.)

     400 Atlantic Street, Stamford, Connecticut                          06921
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    (Address of Principal Executive Offices)                          (Zip Code)

                                  203-358-7000
                            ------------------------
              (Registrant's Telephone Number, Including Area Code)




            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

Item 1.     CHANGES IN CONTROL OF REGISTRANT.

            N/A

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            N/A

Item. 3.    BANKRUPTCY OR RECEIVERSHIP.

            N/A

Item 4.     CHANGES IN REGISTRANT'S DIRECTORS.

            N/A

Item 5.     OTHER EVENTS.

         The Company today reported first-quarter 2001 earnings of $24 million ($.05 per share) before special and extraordinary items. Earnings for the same period a year earlier were $249 million ($.60 per share) before special and extraordinary items. First-quarter 2001 net sales were $6.9 billion, compared to $6.4 billion in the first-quarter 2000. Fourth-quarter 2000 earnings before special and extraordinary items were $145 million ($.28 per share) and sales were $7.2 billion. First-quarter 2000 figures do not include Champion International Corporation, which International Paper acquired in June of last year.

         After special and extraordinary items, International Paper reported a net loss of $44 million ($.09 per share) in the first quarter of 2001, compared with net earnings of $378 million ($.91 per share) in the first-quarter of 2000 after special and extraordinary items. The company reported a net loss of $371 million ($.85 per share) in the fourth quarter of 2000 after special and extraordinary items.

         Special and extraordinary items in the first quarter represented the cumulative impact of adopting the new accounting standard for derivative and hedging transactions ($25 million before taxes and minority interest), an extraordinary item for additional anticipated losses on dispositions ($73 million before taxes) and a special item for additional Champion merger integration costs ($10 million before taxes). The total pre-tax charge was $108 million or $68 million after taxes and minority interest ($.14 per share).




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Item 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            N/A

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (99.1) Press release issued by International Paper dated April 18, 2001 announcing first quarter earnings.

Item 8.     CHANGE IN FISCAL YEAR.

            N/A

Item 9.     REGULATION FD DISCLOSURE.

            N/A

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERNATIONAL PAPER COMPANY

                                        ---------------------------
                                                 (Registrant)

Date: April 18, 2001                          By /s/ Carol M. Samalin
Purchase, New York                                   Carol M. Samalin
                                                     Assistant Secretary


                      STATEMENT OF DIFFERENCES

The service mark symbol shall be expressed as........................'sm'